Advances for Rigs and Drillships under Construction	12 Months Ended
Dec. 31, 2011
Advances for Vessels and Rigs under Construction and Acquisitions [Abstract]
Vessels and Rigs under Construction and Acquisitions Disclosure

5. Advances for rigs and drillships under construction:

The amounts shown in the accompanying consolidated balance sheets include milestone payments under the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2. For the years ended December 31, 2010 and 2011 the movement of the advances for drillships under construction and acquisitions was as follows:

	December 31,	December 31,
	2010	2011
Balance at beginning of year	$1,178,392	$1,888,490
Advances for drillships under construction and related costs	710,098	2,238,591
Drillships delivered	0	(3,372,156)
Balance at end of year	$1,888,490	$754,925

On January 3, March 30, July 28 and September 30, 2011, the Company took delivery of its newbuilding drillships, Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, respectively.

On April 18, April 27 and June 23, 2011, pursuant to the drillship master agreement discussed in Note 8, the Company exercised three of its four newbuilding drillship options under its contract with Samsung, dated November 22, 2010 and entered into shipbuilding contracts for three seventh generation ultra-deepwater drillships, namely NB#1, NB#2 and NB#3, for a total contractual cost of approximately $608,000, per drillship. To date the Company paid $726,681 to the shipyard in connection with the exercise of these options. Delivery of these hulls is scheduled for July 2013, September 2013 and November 2013, respectively.